EXHIBIT 99.3

                             JOINT FILING AGREEMENT


     In accordance with Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of an amendment to their respective Schedules 13D (including any subsequent amendments thereto) with respect to the common stock of Bayonne Bancshares, Inc.




                                    Signature

     After reasonable inquiry and to the best of the undersigned's knowledge and belief, the undersigned hereby certifies that the information set forth in this statement is true, complete and correct.

Dated:  April 15, 1998



                                                  /s/ Jeffrey Halis
                                                  ------------------------------
                                                  Jeffrey Halis




                                                  /s/ Michael Lowenstein
                                                  ------------------------------
                                                  Michael Lowenstein, as a
                                                  general partner of Halo
                                                  Capital Partners, L.P., the
                                                  general partner of each of
                                                  Tyndall Partners, L.P.,
                                                  Madison Avenue Partners, L.P.,
                                                  and Tyndall Institutional
                                                  Partners, L.P.




                                                  /s/ Michael Lowenstein
                                                  ------------------------------
                                                  Michael Lowenstein as a member
                                                  of Jemi Management, L.L.C.,
                                                  the Investment Manager for
                                                  Halo International, Ltd.